The Highland Global Allocation Fund (Fund) received a shareholder demand letter dated March 1, 2018, from an individual purporting to be a shareholder of the Fund (the Demand Letter). The Demand Letter alleges that the current and former Board of Highland Funds II breached their fiduciary duties, and the Adviser breached its advisory agreement, in relation to the Fund's investment in shares of an affiliated mutual fund, the Highland Energy MLP Fund (also a series of Highland Funds II). Upon receipt of the Demand Letter, the Board formed a Demand Review Committee (DRC) comprised entirely of independent trustees to investigate these claims and to make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Fund. Aided by independent counsel to the committee, the DRC engaged in a thorough and detailed review of the allegations contained in the Demand Letter.
Upon completion of its evaluation, the DRC recommended that the Fund's independent trustees, who represent a majority of the Board, reject the demand specified in the shareholder Demand Letter. After considering the report of the DRC, the independent trustees unanimously agreed and rejected the demand, noting that the Demand Letter contained material factual errors and incorrect assumptions, and the proposed suit was meritless.
Notwithstanding the foregoing, the purported shareholder (the
Plaintiff) filed a shareholder derivative suit against the Fund, certain members of the Board and the Adviser on September 5, 2018 (the Shareholder Litigation). Defendants filed a Motion to Dismiss the Amended Complaint, which was granted on May 26, 2020. Plaintiff has filed an appeal, which has been fully briefed and heard, and is awaiting a ruling by the United States Fifth Circuit Court of Appeals.